                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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Date of Report: August 18, 1994

                              ZAPATA CORPORATION
            (Exact name of registrant as specified in its charter)

           Delaware                    1-4219                    C-74-1339132
(State or other jurisdiction     (Commission File No.)        (I.R.S. Employee
      of incorporation)                                      Identification No.)


           P.O. Box 4240
           Houston, Texas                                          77210-4240
(Address of principal executive offices)                           (Zip Code)

                                (713) 940-6100
             (Registrant's telephone number, including area code)

                                Not Applicable
         (Former name or former address, if changed since last report)

Item 5.  Other Events

    The information set forth in the press release issued by Zapata Corporation on August 18, 1994 and filed as Exhibit 99(a) hereto is incorporated by reference.

Item 7.  Financial Statements and Exhibits

    (c) Exhibits


 Exhibit 99(a)    --Press Release of Zapata Corporation issued on August 18,
                    1994


                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ZAPATA CORPORATION
                                            (Registrant)


Date: August 18, 1994                    By:  /s/ Marvin J. Migura
                                            ----------------------------------
                                            Marvin J. Migura,
                                            Senior Vice President and
                                            Chief Financial Officer

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